Exhibit 10.1

HILLEVAX, INC.

2021 EQUITY INCENTIVE PLAN

1.    Purpose.

The purpose of the Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and thereby better aligning the interests of such persons with those of the Company’s stockholders. Capitalized terms used in the Plan are defined in Section 11 below.

2.    Eligibility.

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

3.    Administration and Delegation.

(a)    Administration. The Plan will be administered by the Administrator. The Administrator shall have authority to determine which Service Providers will receive Awards, to grant Awards and to set all terms and conditions of Awards (including, but not limited to, vesting, exercise and forfeiture provisions). In addition, the Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem necessary or appropriate to carry the Plan and any Awards into effect, as determined by the Administrator. The Administrator shall make all determinations under the Plan in the Administrator’s sole discretion and all such determinations shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)    Appointment of Committees. To the extent permitted by Applicable Laws, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee at any time and re-vest in itself any previously delegated authority.

4.    Stock Available for Awards.

(a)    Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 2,212,500 shares of Common Stock. If any Award expires or lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market or treasury shares.

(b)    Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) hereof, except as may be required by reason of Section 422 of the Code.

5.    Stock Options.

(a)    General. The Administrator may grant Options to any Service Provider, subject to the limitations on Incentive Stock Options described below. The Administrator shall determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to Applicable Laws, as it considers necessary or advisable.

(b)    Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. All Options intended to qualify as Incentive Stock Options shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Participant, or any other party, (i) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for any action or omission by the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to so qualify for any reason, including without limitation, the portion of any Option becoming exercisable in excess of the $100,000 limitation described in Treasury Regulation Section 1.422-4, shall be treated as a Non-Qualified Stock Option for all purposes.

(c)    Exercise Price. The Administrator shall establish the exercise price of each Option and specify the exercise price in the applicable Award Agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the per share exercise price shall be no less than 110% of the Fair Market Value on the date the Option is granted.

(d)    Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Agreement, provided that the term of any Option shall not exceed ten years. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the term of the Option shall not exceed five years.

(e)    Exercise of Option; Notification of Disposition. Options may be exercised by delivery to the Company of a written notice of exercise, in a form approved by the Administrator (which may be an electronic form), signed by the person authorized to exercise the Option, together with payment in full (i) as specified in Section 5(f) hereof for the number of shares for which the Option is exercised and (ii) as specified in Section 9(e) hereof for any applicable withholding taxes. Unless otherwise determined by the Administrator, an Option may not be exercised for a fraction of a share of Common Stock. If an Option is designated as an Incentive Stock Option, the Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired from the Option if such disposition or transfer is made (i) within two years from the grant date with respect to such Option or (ii) within one year after the transfer of such shares to the Participant (other than any such disposition made in connection with a Change in Control). Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

(f)    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for in cash, by wire transfer of immediately available funds or by check, payable to the order of the Company, or, subject to Section 10(h), any Company insider trading policy (including, without limitation, any blackout periods) and Applicable Laws, by:

(i)    if the Company is a Publicly Listed Company, unless the Administrator otherwise determines, (A) delivery of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price, provided in either case, that such amount is paid to the Company at such time as may be required by the Administrator;

(ii)    to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (A) such method of payment is then permitted under Applicable Laws, (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Company at any time, and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(iii)    to the extent permitted by the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise;

(iv)    to the extent permitted by the Administrator, delivery of a promissory note of the Participant to the Company on terms determined by the Administrator;

(v)    to the extent permitted by the Administrator, delivery of property of any other kind which constitutes good and valuable consideration as determined by the Administrator; or

(vi)    to the extent permitted by the Administrator, any combination of the above permitted forms of payment (including cash or check).

(g)    Early Exercise of Options. The Administrator may provide in the terms of an Award Agreement that the Service Provider may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised. Shares of Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.

6.    Restricted Stock; Restricted Stock Units.

(a)    General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) in the event that conditions specified by the Administrator in the applicable Award Agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an applicable Award Agreement.

(b)     Terms and Conditions for All Restricted Stock and Restricted Stock Unit Awards. The Administrator shall determine and set forth in the applicable Award Agreement the terms and conditions applicable to each Restricted Stock and Restricted Stock Unit Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, in each case, if any.

(c)    Additional Provisions Relating to Restricted Stock.

(i)    Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares to the extent such dividends have a record date that is on or after the date on which the Participant to whom such Restricted Shares are granted becomes the record holder of such Restricted Shares, unless otherwise provided by the Administrator in the applicable Award Agreement. In addition, unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made as provided in the applicable Award Agreement, but in no event later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the later of (A) the date the dividends are paid to stockholders of that class of stock, and (B) the date the dividends are no longer subject to forfeiture.

(ii)    Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).

(d)    Additional Provisions Relating to Restricted Stock Units.

(i)    Settlement. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash or other property equal to the Fair Market Value of one share of Common Stock on the settlement date, as the Administrator shall determine and as provided in the applicable Award Agreement. The Administrator may provide that settlement of Restricted Stock Units shall occur upon or as soon as reasonably practicable after the vesting of the Restricted Stock Units or shall instead be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.

(ii)    Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units unless and until shares are delivered in settlement thereof.

(iii)    Dividend Equivalents. To the extent provided by the Administrator, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid, as determined by the Administrator, subject, in each case, to such terms and conditions as the Administrator shall establish and set forth in the applicable Award Agreement.

7.    Other Stock-Based Awards.

Other Stock-Based Awards may be granted hereunder to Participants, including, without limitation, Awards entitling Participants to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments and/or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock, cash or other property, as the Administrator shall determine. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement.

8.    Adjustments for Changes in Common Stock and Certain Other Events.

(a)    In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

(i)    the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued);

(ii)    the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(iii)    the grant or exercise price with respect to any Award; and

(iv)    the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

(b)    In the event of any transaction or event described in Section 8(a) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements or financial condition of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to or after the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (i) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (ii) to facilitate such transaction or event or (iii) give effect to such changes in Applicable Laws or accounting principles:

(i)    To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights had such Award been currently exercisable, payable and fully vested, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then such Award may be terminated without payment;

(ii)    To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iv)    To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future;

(v)    To replace such Award with other rights or property selected by the Administrator; and/or

(vi)    To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

(c)    Notwithstanding the provisions of Section 8(b) above, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (i) the Company, or (ii) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (A) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (B) determined by reference to the number of shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

(d)    In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards to Participants, and/or the making of a cash payment to Participants, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 8(d) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company; provided that whether an adjustment is equitable shall be determined by the Administrator.

(e)    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Equity Restructuring, or if necessary to comply with Applicable Laws or the Code, or for reasons of administrative convenience, the Administrator may, in its sole discretion, refuse to permit the exercise of any Award during a period of up to thirty days prior to the consummation of any such transaction.

(f)    Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award or the grant or exercise price of any Award. The existence of the Plan, any Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including without limitation, securities with rights superior to those of the Common Stock or which are convertible into or exchangeable for Common Stock. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.

9.    General Provisions Applicable to Awards.

(a)    Transferability of Awards. Except as the Administrator may otherwise determine or provide in an Award Agreement or otherwise, in any case in accordance with Applicable Laws, Awards, including any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)    Documentation. Each Award shall be evidenced in an Award Agreement, which may be in such form (written, electronic or otherwise) as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)    Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

(d)    Termination of Status. The Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

(e)    Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. In the absence of a contrary determination by the Company (or, with respect to withholding pursuant to clause (ii) below with respect to Awards held by individuals subject to Section 16 of the Exchange Act, a contrary determination by the Administrator), all tax withholding obligations will be calculated based on the minimum applicable statutory withholding rates. Subject to Section 10(h), any Company insider trading policy (including blackout periods) and Applicable Laws, Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of shares of Common Stock, including shares delivered by attestation and shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for shares of Common Stock at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be so withheld or surrendered pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding or surrender no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America)); provided, however, that, any such shares of Common Stock delivered or retained shall be rounded up to the nearest whole share to the extent rounding up to the nearest whole share does not result in the liability classification of the applicable Award under generally accepted accounting principles in the United States of America. If any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of shares of

Common Stock from the Award creating the tax obligation and there is a public market for the shares of Common Stock at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the shares of Common Stock retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

(f)    Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Section 8 and 10(f) hereof. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may, without the approval of the stockholders of the Company, reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights; provided the exercise price per share of such Options or Stock Appreciation Rights is no less than 100% of the Fair Market Value on the date of such action.

(g)    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy the requirements of any Applicable Laws. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by the Administrator to be necessary to the lawful issuance and sale of any securities hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

(h)    Acceleration. The Administrator may at any time provide that any Award shall become vested and/or exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.    Miscellaneous.

(a)    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an applicable Award Agreement.

(b)    No Rights As Stockholder; Certificates. Subject to the provisions of the applicable Award Agreement, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Laws, the Company shall not be required to deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award and instead such shares of Common Stock may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan deemed necessary or appropriate by the Administrator in order to comply with Applicable Laws.

(c)    Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date in accordance with the terms of the Plan.

(d)    Amendment of Plan. The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment of the Plan shall materially and adversely affect (as determined by the Administrator) any Award outstanding at the time of such amendment without the consent of the affected Participant. Awards outstanding under the Plan at the time of any suspension or termination of the Plan shall continue to be governed in accordance with the terms of the Plan and the applicable Award Agreement, as in effect prior to such suspension or termination. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(e)    Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f)    Section 409A.

(i)    General. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply in connection with any Awards. Notwithstanding anything herein or in any Award Agreement to the contrary, the Administrator may, without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to preserve the intended tax treatment of Awards under the Plan, including without limitation, any such actions intended to (A) exempt this Plan and/or any Award from the application of Section 409A, and/or (B) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of grant of any Award. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 10(f) or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

(ii)    Separation from Service. With respect to any Award that constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award that is to be made upon a termination of a Participant’s Service Provider relationship shall, to the extent necessary to avoid the imposition of taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or subsequent to the termination of the Participant’s Service Provider relationship. For purposes of any such provision of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

(iii)    Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” that are otherwise required to be made under an Award to a “specified employee” (as defined under Section 409A and determined by the Administrator) as a result of his or her “separation from service” shall, to the extent necessary to avoid the imposition of taxes under Code Section 409A(a)(2)(B)(i), be delayed until the expiration of the six-month period immediately following such “separation from service” (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award that are, by their terms, payable more than six months following the Participant’s “separation from service” shall be paid at the time or times such payments are otherwise scheduled to be made.

(g)    Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be granted or delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

(h)    Lock-Up Period. The Company may, at the request of any representative of the underwriters or otherwise, in connection with any registration of the offering of any securities of the Company under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any shares of Common Stock or other securities of the Company during a period of up to one hundred eighty days following the effective date of a registration statement of the Company filed under the Securities Act.

(i)    Right of First Refusal.

(i)    Before any shares of Common Stock held by a Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the shares of Common Stock proposed to be Transferred on the terms and conditions set forth in this Section 10(i) (the “Right of First Refusal”). In the event that the Company’s charter, bylaws and/or a stockholders’ agreement applicable to the shares of Common Stock contain a right of first refusal with respect to the shares of Common Stock, such right of first refusal shall apply to the shares of Common Stock to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section 10(i) and the Right of First Refusal set forth in this Section 10(i) shall not in any way restrict the operation of the Company’s charter, bylaws or the operation of any applicable stockholders’ agreement.

(ii)    In the event any Holder desires to Transfer any shares of Common Stock, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such shares of Common Stock; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of shares of Common Stock to be Transferred to each Proposed Transferee; and (D) the price for which the Holder proposes to Transfer the shares of Common Stock (the “Offered Price”), and the Holder shall offer such shares of Common Stock at the Offered Price to the Company or its assignee(s).

(iii)    Within twenty-five days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the shares of Common Stock proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder (a “Company Notice”). The purchase price (“Purchase Price”) for the shares of Common Stock repurchased under this Section 10(i) shall be the Offered Price.

(iv)    Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof, within five days after delivery of the Company Notice or in the manner and at the times mutually agreed to by the Company and the Holder. Should the Offered Price specified in the Notice be payable in property other than cash, the Company or its assignee shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property, as determined by the Administrator.

(v)    If all or a portion of the shares of Common Stock proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section 10(i), then the Holder may sell or otherwise Transfer such shares of Common Stock to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other Transfer is consummated within sixty days after the date of the Notice; and provided, further, that any such sale or other Transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Plan and the applicable Award Agreement and any other applicable agreements governing the shares of Common Stock to be Transferred shall continue to apply to the shares of Common Stock in the hands of such Proposed Transferee. If the shares of Common Stock described in the Notice are not Transferred to the Proposed Transferee within such sixty-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal, as provided herein, before any shares of Common Stock held by the Holder may be sold or otherwise Transferred.

(vi)    Anything to the contrary contained in this Section 10(i) notwithstanding and to the extent permitted by the Administrator, the Transfer of any or all of the shares of Common Stock during a Participant’s lifetime or upon a Participant’s death by will or intestacy to the Participant’s Immediate Family or a trust for the benefit of the Participant’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the shares of Common Stock so Transferred subject to the provisions of this Plan (including the Right of First Refusal), the applicable Award Agreement and any other applicable agreements governing the shares of Common Stock to be Transferred, and there shall be no further Transfer of such shares of Common Stock except in accordance with the terms of this Section 10(i) (or otherwise as expressly provided under the Plan).

(vii)    The Right of First Refusal shall terminate as to all shares of Common Stock if the Company becomes a Publicly Listed Company upon such occurrence.

(j)    Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among, as applicable, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its subsidiaries and affiliates may hold certain personal information about a Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its subsidiaries and affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its subsidiaries and affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its subsidiaries and affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(k)    Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(l)    Governing Documents. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Subsidiary of the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.

(m)    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(n)    Submission to Jurisdiction; Waiver of Jury Trial. By accepting an Award, each Participant irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting an Award, each Participant irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of Plan or Award hereunder in the courts of the State of Delaware or the United States of America, in each case located in the State of Delaware, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting an Award, each Participant irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or any Award hereunder.

(o)    Restrictions on Shares; Claw-Back Provisions. Awards and shares of Common Stock acquired in respect of Awards shall be subject to such terms and conditions as the Administrator shall determine, including, without limitation, restrictions on the transferability of shares of Common Stock, the right of the Company to repurchase shares of Common Stock, the right of the Company to require that shares of Common Stock be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. Such terms and conditions may be additional to those contained in the Plan and may, as determined by the Administrator, be contained in the applicable Award Agreement or in an exercise notice, stockholders’ agreement or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator. The issuance of such shares of Common Stock shall be conditioned on the Participant’s consent to such terms and conditions and the Participant’s entering into such agreement or agreements. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement. A Participant shall, as a condition to receiving an Award, agree to execute such further instruments and to take such further action as the Company requests to carry out the purposes and intent of the Plan and any Award, including, without limitation, restrictions on the transferability of shares of Common Stock, the right of the Company to repurchase shares of Common Stock, the right of the Company to require that shares of Common Stock be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements in accordance with Section 10(o) of the Plan.

(p)    Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(q)    Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan and all Awards granted hereunder shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Laws, the Plan and all Award

Agreements shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.    Definitions. As used in the Plan, the following words and phrases shall have the following meanings:

(a)    “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

(b)    “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted or issued under the Plan.

(c)     “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards.

(d)    “Award Agreement” means a written agreement evidencing an Award, which agreements may be in electronic medium and shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with and subject to the terms and conditions of the Plan.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Cause,” with respect to a Participant, means “Cause” (or any term of similar effect) as defined in such Participant’s employment agreement with the Company if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause shall include, but not be limited to: (i) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any material breach of a written agreement between the Participant and the Company, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement; (ii) the Participant’s commission of, indictment for or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (iii) the Participant’s gross negligence or willful misconduct or the Participant’s willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company; or (v) any acts, omissions or statements by a Participant which the Company reasonably determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company.

(g)    “Change in Control” means (i) a merger or consolidation of the Company with or into any other corporation or other entity or person, (ii) a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, or (iii) any other transaction, including the sale by the Company of new shares of its capital stock or a transfer of existing shares of capital stock of the Company, the result of which is that a third party that is not an affiliate of the Company or its stockholders (or a group of third parties not affiliated with the Company or its stockholders) immediately prior to such transaction acquires or holds capital stock of the Company representing a majority of the Company’s outstanding voting power immediately following such transaction; provided that the following events shall not constitute a “Change in Control”: (A) a transaction (other than a sale of all or substantially all of the Company’s assets) in which the holders of the voting securities of the Company immediately prior to the merger or consolidation hold, directly or indirectly, at least a majority of the voting securities in the successor corporation or its parent immediately after the merger or consolidation; (B) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all of the Company’s assets to an affiliate of the Company; (C) an initial public offering of any of the Company’s securities or any other transaction or series of related transactions principally for bona fide equity financing purposes; (D) a reincorporation of the Company solely to change its jurisdiction; or (E) a transaction undertaken for the primary purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, if a Change in Control would give rise to a payment or settlement event with respect to any Award that constitutes “nonqualified deferred compensation,” the transaction or event constituting the Change in Control must also constitute a “change in control event” (as defined in Treasury Regulation §1.409A-3(i)(5)) in order to give rise to the payment or settlement event for such Award, to the extent required by Section 409A.

(h)    “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(i)    “Committee” means one or more committees or subcommittees of the Board, which may be comprised of one or more directors and/or executive officers of the Company, in either case, to the extent permitted in accordance with Applicable Laws.

(j)    “Common Stock” means the common stock of the Company.

(k)    “Company” means HilleVax, Inc., a Delaware corporation, or any successor thereto. Except where the context otherwise requires, the term “Company” includes any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Administrator.

(l)    “Consultant” means any person, including any advisor, engaged by the Company or a parent or subsidiary of the Company to render services to such entity if: (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person, or such other advisor or consultant as is approved by the Administrator.

(m)    “Designated Beneficiary” means the beneficiary or beneficiaries designated, in a manner determined by the Administrator, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or incapacity    In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(n)    “Director” means a member of the Board.

(o)    “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.

(p)    “Dividend Equivalents” means a right granted to a Participant pursuant to Section 6(d)(3) hereof to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock.

(q)    “Employee” means any person, including officers and Directors, employed by the Company (within the meaning of Section 3401(c) of the Code) or any parent or subsidiary of the Company.

(r)    “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

(s)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)    “Fair Market Value” means, as of any date, the value of Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately prior to such date during which a sale occurred, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator.

(u)    “Good Reason” with respect to a Participant, means “Good Reason” (or any term of similar effect) as defined in such Participant’s employment or consulting agreement with the Company if such an agreement exists and contains a definition of Good Reason (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Good Reason (or term of similar effect), then Good Reason shall mean the occurrence of any of the following circumstances without the Participant’s express prior written consent: (i) a material diminution in the Particpant’s base compensation, unless reductions comparable in amount and duration are concurrently made for all other similarly-situated employees of the Company; or (ii) a relocation of the Participant’s place of employment by more than 50 miles, provided that such change, reduction or relocation is effected by the Company (or its parent or subsidiary employing the Participant) without the Participant’s consent. Notwithstanding the foregoing, a Participant may not resign his or her employment with Good Reason unless: (x) the Participant provides the Company with at least 30 days prior written notice of his or her intent to resign for Good Reason (which notice is provided not later than 60 days following the occurrence of the event constituting Good Reason and contains reasonable detail regarding the basis for asserting Good Reason) and (y) the Company has not remedied the violation(s) within the 30 day period, and such resignation must occur within 90 days of the end of such remedy period.

(v)    “Incentive Stock Option” means an “incentive stock option” as defined in Section 422 of the Code.

(w)    “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

(x)    “Option” means an option to purchase Common Stock.

(y)    “Other Stock-Based Awards” means other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property.

(z)    “Participant” means a Service Provider who has been granted an Award under the Plan.

(aa)    “Plan” means this HilleVax, Inc. 2021 Equity Incentive Plan.

(bb)    “Publicly Listed Company” means that the Company or its successor (i) is required to file periodic reports pursuant to Section 12 of the Exchange Act and (ii) the Common Stock is listed on one or more National Securities Exchanges (within the meaning of the Exchange Act) or is quoted on NASDAQ or a successor quotation system.

(cc)    “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 6 hereof that is subject to certain vesting conditions and other restrictions.

(dd)    “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share of Common Stock or an amount in cash or other consideration determined by the Administrator equal to the value thereof as of such payment date, which right may be subject to certain vesting conditions and other restrictions.

(ee)    “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

(ff)    “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)    “Service Provider” means an Employee, Consultant or Director.

(hh)    “Termination of Service” means the date the Participant ceases to be a Service Provider.

HILLEVAX, INC.

2021 EQUITY INCENTIVE PLAN

CALIFORNIA SUPPLEMENT

The Administrator has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code and the regulations issued thereunder (“Section 25102(o)”). Notwithstanding anything to the contrary contained in the Plan and except as otherwise determined by the Administrator, the provisions set forth in this supplement shall apply to all Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) and which are intended to be exempt from registration in California pursuant to Section 25102(o). This supplement shall not apply to Awards granted to California Participants or after the date on which the Company becomes a Publicly Listed Company. Definitions in the Plan are applicable to this supplement.

1.    Limitation on Securities Issuable under the Plan. The amount of securities issued pursuant to the Plan shall not exceed the amounts permitted under section 260.140.45 of the California Code of Regulations to the extent applicable.

2.    Additional Limitations On Options.

(a)    Maximum Duration of Options. No Options granted to California Participants will be granted for a term in excess of 10 years.

(b)    Minimum Exercise Period Following Termination. Unless a California Participant’s Service Provider relationship is terminated for Cause, in the event of termination of such Participant’s Service Provider relationship, to the extent required by Applicable Laws, he or she shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or Disability and (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or Disability.

3.    Additional Limitations For Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards. The terms of all Awards granted to California Participants shall comply, to the extent applicable, with Section 260.140.41 and Section 260.140.42 of the California Code of Regulations.

4.    Adjustments. The Administrator will make such adjustments to an Award held by a California Participant as may be required by Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.

5.    Additional Requirement To Provide Information To California Participants. To the extent required by Section 260.140.46 of the California Code of Regulations, the Company shall provide to each California Participant and to each California Participant who acquires Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key persons whose duties in connection with the Company assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701 of the Securities Act (“Rule 701”) as determined by the Administrator; provided that for purposes of

CS-1

determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

6.    Stockholder Approval; Additional Limitations On Timing Of Awards. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that no Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the Company’s stockholders within twelve months before or after the date the Plan was adopted by the Administrator; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan to California Participants shall thereupon be canceled and become null and void.

CS-2

AMENDMENT NO. 1

TO THE

HILLEVAX, INC. 2021 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 1 TO THE HILLEVAX, INC. 2021 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of March 8, 2021, is made and adopted by HILLEVAX, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the HilleVax, Inc. 2021 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on March 8, 2021.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1.    The first sentence of Section 4(a) of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 1,881,500 shares of Common Stock.”

2.    This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of HilleVax, Inc. on March 8, 2021.

By:	/s/ Robert Hershberg
Name:	Robert Hershberg
Title:	Chief Executive Officer

AMENDMENT NO. 2

TO THE

HILLEVAX, INC. 2021 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 2 TO THE HILLEVAX, INC. 2021 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of April 19, 2021, is made and adopted by HILLEVAX, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the HilleVax, Inc. 2021 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on April 19, 2021.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1.    The first sentence of Section 4(a) of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 1,836,500 shares of Common Stock.”

2.    This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of HilleVax, Inc. on April 19, 2021.

By:	/s/ Robert Hershberg
Name:	Robert Hershberg
Title:	Chief Executive Officer

AMENDMENT NO. 3

TO THE

HILLEVAX, INC. 2021 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 3 TO THE HILLEVAX, INC. 2021 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of May 12, 2021, is made and adopted by HILLEVAX, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the HilleVax, Inc. 2021 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on May 12, 2021.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1.    The first sentence of Section 4(a) of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 1,796,500 shares of Common Stock.”

2.    This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of HilleVax, Inc. on May 12, 2021.

By:	/s/ Robert Hershberg
Name:	Robert Hershberg
Title:	Chief Executive Officer

AMENDMENT NO. 4

TO THE

HILLEVAX, INC. 2021 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 4 TO THE HILLEVAX, INC. 2021 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of July 2, 2021, is made and adopted by HILLEVAX, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the HilleVax, Inc. 2021 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on July 2, 2021.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1.    The first sentence of Section 4(a) of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 1,766,500 shares of Common Stock.”

2.    This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of HilleVax, Inc. on July 2, 2021.

By:	/s/ Robert Hershberg
Name:	Robert Hershberg
Title:	Chief Executive Officer

HILLEVAX, INC.

2021 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

HilleVax, Inc. (the “Company”), pursuant to its 2021 Equity Incentive Plan (as amended from time to time, the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	[Insert Participant Name]

Grant Date:	[Insert Grant Date]

Vesting Commencement Date:	[Insert Vesting Commencement Date]

Exercise Price per Share:	$[Insert Exercise Price Per Share]

Total Exercise Price:	$[Insert Aggregate Exercise Price on Grant Date]

Total Number of Shares Subject to Option:	[Insert Number of Shares]

Expiration Date:	[Insert Tenth Anniversary of Grant Date]

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	[25% of the total number of Shares subject to the Option shall vest one year after the Vesting Commencement Date, and 1/48th of the total number of Shares subject to the Option shall vest on the last day of each one-month period of Participant’s service as a Service Provider thereafter, so that all of the Shares subject to the Option shall be vested on the 4th anniversary of the Vesting Commencement Date.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Agreement.

HILLEVAX, INC.	PARTICIPANT

By:	By:
Print Name:	Print Name:
Title:	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

1.    Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company or a parent or subsidiary of the Company and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice, the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice at the Exercise Price per Share set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

2.    Vesting. The Option shall become vested and exercisable in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice (the “Vesting Schedule”), except that any Share as to which the Option would be fractionally vested will be accumulated and will vest and become exercisable only when a whole Share has accumulated. The installments provided for in the vesting schedule are cumulative. Unless otherwise determined by the Administrator, any portion of the Option that has not become vested and exercisable on or prior to the date Participant incurs a Termination of Service shall be forfeited on the date of Participant’s Termination of Service and shall not thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in another written agreement between the Company and Participant.

3.    Exercise.

(a)    Duration of Exercisability. Any vested portion of the Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4.

(b)    Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

(c)    Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 4:

(i)    An exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator, which may be an electronic form) (the “Exercise Notice”) signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such Exercise Notice complying with all applicable rules established by the Administrator; and

(ii)     Subject to Section 5(f) of the Plan, full payment for the Shares with respect to which the Option or portion thereof is exercised by:

(A)    Cash, wire transfer of immediately available funds or check, payable to the order of the Company; or

(B)    With the consent of the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise; or

(C)    If the Company is a Publicly Listed Company, unless the Administrator otherwise determines, through the (A) delivery of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price, provided in either case, that such amount is paid to the Company at such time as may be required by the Administrator; or

(D)    With the consent of the Administrator, any other form of payment permitted under Section 5(f) of the Plan; or

(E)    Any combination of the above permitted forms of payment; and

(iii)    Subject to Section 9(e) of the Plan, full payment for any applicable withholding taxes in cash, by wire transfer of immediately available funds or by check or in any form of consideration permitted by the Administrator for the payment of the exercise price pursuant to Section 3(c)(ii) above or pursuant to Section 3(d) below; and

(iv)    In the event the Option or portion thereof shall be exercised pursuant to Section 3(b) by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

(d)    Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation) required by Applicable Law to be withheld with respect to any taxable event concerning Participant arising as a result of the Option or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.

(e)    Fractional Shares. The Option may only be exercised for whole shares of Common Stock. Any fractional Shares shall be rounded down to the nearest whole share.

(f)    Special Tax Consequences. If the Option is intended to be an Incentive Stock Option, Participant acknowledges that, to the extent that the aggregate fair market value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options, including, without limitation, the Option, are first exercisable for the first time by Participant in any calendar year exceeds $100,000 (or such other limitation as imposed by Section 422(d) of the Code), the Option and such other options (or the applicable portion thereof) shall be treated as not qualifying under Section

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422 of the Code but rather shall be considered Non-Qualified Stock Options. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. Participant acknowledges that amendments or modifications made to the Option pursuant to the Plan that would cause the Option to become a Non-Qualified Stock Option will not materially or adversely affect Participant’s rights under the Option, and that any such amendment or modification shall not require Participant’s consent. Participant also acknowledges that if the Option is exercised more than three months after Participant’s Termination of Service as an employee of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), other than by reason of death or Disability, the Option will be taxed as a Non-Qualified Stock Option.

4.    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)    The Expiration Date set forth in the Grant Notice;

(b)    If the Option is an Incentive Stock Option and Participant is an Employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the date that is five years following the Grant Date;

(c)    The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death or Disability or Participant’s discharge by the Company for Cause;

(d)    The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;

(e)    The date of Participant’s Termination of Service as a result of Participant’s discharge by the Company for Cause; or

(f)    With respect to any unvested portion of the Option, the date that is thirty days following Participant’s Termination of Service for any reason other than as a result of Participant’s discharge by the Company for Cause, or such shorter period as may be determined by the Administrator.

5.    Transferability. The Option shall not be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, the Option shall be exercisable only by the Participant.

6.    Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR

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QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)    Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan and this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred. Any transfer or attempted transfer of the Option not in accordance with the terms of this Agreement shall be void.

7.    Taxes. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.

8.    Miscellaneous.

(a)    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or this Agreement.

(b)    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal executive offices, and any notice to be given to Participant shall be addressed to Participant at the most-recent physical or email address for Participant listed in the Company’s personnel records. By a

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notice given pursuant to this Section 8(b), either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 8(b). Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

(c)    Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

(d)    Severability. In the event any portion of the Plan or this Agreement or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(e)    Entire Agreement; Governing Documents. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and this Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern. Participant hereby agrees to execute such further instruments and to take such further action as the Company requests to carry out the purposes and intent of this Agreement and the Plan, including, without limitation, restrictions on the transferability of shares of Common Stock, the right of the Company to repurchase shares of Common Stock, the right of the Company to require that shares of Common Stock be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements in accordance with Section 10(o) of the Plan.

(f)    Governing Law. The provisions of the Plan and all Awards made thereunder, including the Option, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(g)    Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.

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EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,             ,             , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                      Shares of HilleVax, Inc. (the “Company”) under and pursuant to the HilleVax, Inc. 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated             ,          (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

1.    Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement. Participant agrees to abide by and be bound by their terms and conditions.

2.    Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.    Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:

(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b)    Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.

(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.

(d)    In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.

(e)    Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

4.    Further Instruments. Participant hereby agrees to execute such further instruments and to take such further action as the Company requests to carry out the purposes and intent of this Agreement and the Plan, including, without limitation, restrictions on the transferability of shares of Common Stock, the right of the Company to repurchase shares of Common Stock, the right of the Company to require that shares of Common Stock be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements in accordance with Section 10(o) of the Plan.

5.    Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 8(b) of the Agreement.

6.    Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Notice, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

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ACCEPTED BY: HILLEVAX, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:

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HILLEVAX, INC.

2021 EQUITY INCENTIVE PLAN

RESTRICTED STOCK GRANT NOTICE AND

RESTRICTED STOCK AGREEMENT

HilleVax, Inc. (the “Company”), pursuant to its 2021 Equity Incentive Plan (the “Plan”), hereby grants to Participant the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Restricted Stock award (this “Award”) is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Grant Notice (“Grant Notice”) and the Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Total Number of Shares of Restricted Stock:

Vesting Schedule:	The Shares shall vest and be released from the “Forfeiture Restriction” (as defined in Section 2(a) of the Agreement) as follows:

[To be specified in individual agreements]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Agreement. Participant shall also execute and deliver to the Company the stock assignment duly endorsed in blank, attached to this Grant Notice as Exhibit B (the “Stock Assignment”). If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit C.

HILLEVAX, INC.	PARTICIPANT

By:	By:
Print Name:	Print Name:
Title:	State of Residence:

EXHIBIT A

TO RESTRICTED STOCK GRANT NOTICE

RESTRICTED STOCK AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant the number of Shares indicated in the Grant Notice.

1.    Grant of Restricted Stock.

(a)    Grant of Restricted Stock. In consideration of Participant’s past and/or continued employment with or service to the Company or a parent or subsidiary of the Company and for other good and valuable consideration, which the Administrator has determined exceeds the par value per Share, effective as of the Grant Date set forth in the Grant Notice, the Company irrevocably grants to Participant the Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

(b)    Issuance of Shares. On the Grant Date, the Company shall issue the Shares to Participant and shall (i) cause a share certificate or certificates representing the Shares to be registered in the name of Participant, or (ii) cause such Shares to be held in book entry form. If a share certificate is issued, it shall be delivered to and held in custody by the Company and shall bear the restrictive legends required by Section 4(a) below. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement.

(c)    Rights as a Stockholder. Except as otherwise provided herein, upon issuance of the Shares by the Company to Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), Participant shall have all the rights of a stockholder with respect to said Shares, including the right to receive any cash or stock dividends or other distributions paid to or made with respect to the Shares, subject to the restrictions described in the following sentence, which restrictions shall lapse when the Unreleased Shares are released from the Forfeiture Restriction as set forth in Section 2. Unless otherwise provided by the Administrator, if any dividends or distributions are paid in cash or shares, or consist of a dividend or distribution to holders of Common Stock of property, the cash, shares or other property paid or made with respect to Unreleased Shares will be retained in custody by the Company (without interest) (the “Retained Distributions”) and subject to the same forfeiture and transferability restrictions as the Unreleased Shares with respect to which they were paid or made and shall automatically be forfeited to the Company for no consideration in the event of the forfeiture of the Unreleased Shares with respect to which they were paid pursuant to the Forfeiture Restriction. Any Retained Distributions held by the Company that were paid on those Unreleased Shares as to which the Forfeiture Restriction and transfer restrictions lapse or are removed shall also be released to Participant at the time of such lapse or removal. In no event shall a Retained Distribution be paid with respect to Unreleased Shares later than the end of the calendar year in which the corresponding dividends or distributions are paid to holders of Common Stock or, if later, the 15th day of the third month following the later of (a) the date the dividends or distributions are paid to holders of Common Stock and (b) the date the Unreleased Shares with respect to which the Retained Distributions are paid vest. Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal under the Plan. Upon such exercise, Participant shall have no further rights as a holder of the Shares except the right to receive payment for the Shares so purchased in accordance with the provisions of the Plan and this Agreement, and Participant shall forthwith cause the certificate(s), if any issued, evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

2.    Restrictions on Shares.

(a)    Forfeiture Restriction. Subject to the provisions of Section 2(b) below, in the event of Participant’s Termination of Service for any reason, all of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction (together with and any Retained Distributions paid thereon pursuant to Section 1(c) and held by the Company, the “Unreleased Shares”) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”). Upon the occurrence of such forfeiture, the Company shall become the legal and beneficial owner of the Unreleased Shares, and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being forfeited by Participant. The Unreleased Shares shall be held by the Company in accordance with Section 3 until the Shares are forfeited as provided in this Section 2(a), until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect. Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares which have been forfeited pursuant to this Section 2(a) from Participant to the Company.

(b)    Release of Shares from Forfeiture Restriction. The Shares shall be released from the Forfeiture Restriction in accordance with the vesting schedule set forth in the Grant Notice. As soon as administratively practicable following the release of any Shares from the Forfeiture Restriction, the Company shall, as applicable, either deliver to Participant the certificate or certificates representing such Shares in the Company’s possession belonging to Participant, or, if the Shares are held in book entry form, then the Company shall remove the notations on the book form. Participant (or the beneficiary or personal representative of Participant in the event of Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its representatives deem necessary or advisable in connection with any such delivery.

(c)    Transferability. Except as otherwise permitted by the Administrator, the Unreleased Shares shall not be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution.

3.    Escrow. To insure the availability for delivery of the Unreleased Shares in the event of the application of the Forfeiture Restriction, Participant appoints the Secretary of the Company, or such other person designated by the Administrator from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, forfeited pursuant to the Forfeiture Restriction, together with any Retained Distributions paid thereon pursuant to Section 1(c) and held by the Company, and shall deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator from time to time, the share certificate(s) representing the Shares, together with the Stock Assignment. The Unreleased Shares and Stock Assignment (and any Retained Distributions) shall be held by the Secretary, or such other person designated by the Administrator from time to time, in escrow, until the Shares are forfeited as provided in Section 2(a), until such Shares are fully released from the Forfeiture Restriction or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares from the Forfeiture Restriction, the escrow agent shall as soon as reasonably practicable deliver to Participant the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Participant, and the escrow agent shall be discharged of all further obligations hereunder. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares (or any Retained Distributions) in escrow and while acting in good faith and in the exercise of its judgment.

4.    Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO FORFEITURE PURSUANT TO, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH, THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH FORFEITURE AND/OR TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)    Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan and this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred. Any transfer or attempted transfer of the Shares not in accordance with the terms of this Agreement shall be void.

5.    Taxes.

(a)    Tax Consequences of Award. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s receipt of, vesting in or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the receipt of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.

(b)    Section 83(b) Election for Unreleased Shares. Participant acknowledges that, unless an election is filed by Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty days of the receipt of the Unreleased Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on their Fair Market Value on the date of issuance, there will be a recognition of taxable income to the Participant equal to the Fair Market Value of the Unreleased Shares at the time the Forfeiture Restriction lapses. Participant represents that Participant has consulted any tax consultant(s) Participant deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) of the Code and similar tax provisions.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(B) OF THE CODE, AND THE COMPANY AND ITS REPRESENTATIVES SHALL HAVE NO OBLIGATION OR AUTHORITY TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

(b)    Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation) required by Applicable Law to be withheld with respect to any taxable event concerning Participant arising as a result of the grant or vesting of the Shares or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.

6.    Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:

(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b)    Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.

(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.

(d)    In the event that the Company does not qualify under Rule 701 at the time of issuance of the Shares, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.

(e)    Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

7.    Miscellaneous.

(a)    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with Participant free from any liability or claim under the Plan or this Agreement.

(b)    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal executive offices, and any notice to be given to Participant shall be addressed to Participant at the most-recent physical or email address for Participant listed in the Company’s personnel records. By a notice given pursuant to this Section 7(b), either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

(c)    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

(d)    Severability. In the event any portion of the Plan or this Agreement or any action taken pursuant hereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(e)    Entire Agreement; Governing Documents. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and this Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern. Participant hereby agrees to execute such further instruments and to take such further action as the Company requests to carry out the purposes and intent of this Agreement and the Plan, including, without limitation, restrictions on the transferability of shares of Common Stock, the right of the Company to repurchase shares of Common Stock, the right of the Company to require that shares of Common Stock be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements in accordance with Section 10(o) of the Plan.

(f)    Governing Law. The provisions of the Plan and all Awards made thereunder, including the Shares, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(g)    Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

STOCK ASSIGNMENT

[See instructions below]

FOR VALUE RECEIVED I,                 , hereby sell, assign and transfer unto                      the shares of the Common Stock of HilleVax, Inc. registered in my name on the books of said corporation represented by Certificate No.     and do hereby irrevocably constitute and appoint                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Grant Notice and Restricted Stock Agreement between HilleVax, Inc. and the undersigned dated                     .

Dated:             ,

Signature:
[Name]

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to enforce the Forfeiture Restriction, as set forth in the Restricted Stock Grant Notice and Restricted Stock Agreement, without requiring additional signatures on the part of Participant.

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EXHIBIT C

TO RESTRICTED STOCK GRANT NOTICE

CONSENT OF SPOUSE

I,                 , spouse of                     , have read and approve the foregoing Restricted Stock Grant Notice and Restricted Stock Agreement dated                     , between my spouse and HilleVax, Inc. In consideration of issuing to my spouse the shares of the Common Stock of HilleVax, Inc. set forth in the Restricted Stock Grant Notice and Restricted Stock Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Restricted Stock Grant Notice and Restricted Stock Agreement and agree to be bound by the provisions of the Restricted Stock Grant Notice and Restricted Stock Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Restricted Stock Grant Notice and Restricted Stock Agreement.

Dated: ,	Signature of Spouse:

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